                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2001

                          BIFS TECHNOLOGIES CORPORATION
             (Exact name of Registrant as specified in its charter)

      Florida                         000-29329               65-0382549

(State or other jurisdiction       (Commission File          (IRS Employer
of incorporation)                      Number)           Identification Number)

            2075 Fruitville Road, Suite 200, Sarasota, Florida 34237
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (941) 343-9300

                  Formerly known as BIOFILTRATION SYSTEMS, INC.
                2341 Porter Lake Drive, Suite 100, Florida 34240
             (Former name or address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

     a. On January 29, 2001, BIFS Technologies Corporation (BIFS) acquired fifty-five percent (55%) of the stock of GPS Integrators, Inc., a Texas Close
Corporation for stock. Terms of the acquisition were 2,000,000 shares of BIFS
Technologies Corporation common restricted stock for the equity interest.

   GPS Integrators Inc. specializes in providing management and operational information systems to airports and military establishments throughout the world. Currently, the company maintains systems in the U.S., Canada, Japan,
Korea, and Germany. GPS Integrators markets several products that provide direct support of airfield operations. Their GP Maps Pro product has been widely adopted and provides managers with real time information about snow and ice conditions at airport facilities, while the Smart Airport product line, which is presently under development by the company, concentrates on capturing critical level data necessary for year round operations management such as emergency services, weather monitoring, construction management, airport security, and logistical equipment management.

     b. GPS Integrators, Inc. was awarded US Air Force Contract F08637-00-D6002 for $3,152,558.55 for the installation of their integrated snow and ice control system. During 2000, the company had made deliveries and billings against this contract of $2,412,637.88. The contract balance will be delivered and billed in
2001.

Item 7.   Financial Statements and Exhibits.

                          BIFS TECHNOLOGIES CORPORATION

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                                    CONTENTS

                                                                          Page

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

        BALANCE SHEET                                                       1

        STATEMENT OF OPERATIONS                                             2

NOTES TO PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS             3

                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                         ASSETS

                                                                                 Pro forma         Consolidated
                                                   BIFS             GPS         adjustments          Pro forma
                                               -----------      ----------      -----------        ------------

Current assets                                $   999,774       $ 458,273       $ 215,490(b)        $ 1,673,537

Equipment, net of
     accumulated
     depreciation                               1,373,787            -               -                1,373,787

Other assets                                      488,043            -            382,160(a)            870,203
                                              -----------       ---------       ---------           -----------

                                              $ 2,861,604       $ 458,273       $ 597,650           $ 3,917,527
                                              ===========       =========        =========          ===========

                                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                           $   610,086       $ 457,273       $    -              $ 1,067,359

Long-term liabilities                           1,359,973            -               -                1,359,973

Stockholders' equity                              891,545           1,000         597,650             1,490,195
                                              -----------       ---------       ---------           -----------

                                              $ 2,861,604       $ 458,273       $ 597,650           $ 3,917,527
                                              ===========       =========       =========           ===========

                  See accompanying notes to pro forma condensed
                       consolidating financial statements.

                                       -1-

                          BIFS TECHNOLOGIES CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATING
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                                Pro forma          Consolidated
                                                  BIFS            GPS          adjustments           Pro forma
                                              -----------     -----------      -----------         ------------
                                                                  (b)

Revenues                                      $   427,780     $ 2,412,638       $    -              $ 2,840,418
                                              -----------     -----------       ---------           -----------

Expenses

   Cost of sales                                  349,887       1,977,981            -                2,327,868
   Salaries and benefits                        1,264,866            -               -                1,264,866
   Professional fees                              292,223            -               -                  292,223
   General and administrative                     645,134         434,657        (215,490)(b)           864,301
   Depreciation and amortization                   96,313            -             95,540 (a)           191,853
   Marketing                                      145,944            -               -                  145,944
   Interest                                        50,365            -               -                   50,365
   Loss on investments                            229,914            -               -                  229,914
                                              -----------     -----------       ---------           -----------

                                                3,074,646       2,412,638        (119,950)            5,367,334
                                              -----------     -----------       ---------           -----------

Net loss from continuing operations            (2,646,866)           -            119,952            (2,526,916)

Loss from discontinued operations              (378,279)           -               -               (378,279)
                                              -----------     -----------       ---------           -----------

Net loss                                      $(3,025,145)    $      -          $ 119,950           $(2,905,195)
                                              ===========     ===========       =========           ===========

Net loss per common share                     $(    .0061)                                          $(    .0059)
                                              ===========                                           ===========

Weighted average common shares
   outstanding (In hundreds)                    4,938,179                                             4,958,179
                                              ===========                                           ===========

Loss from continuing operations               $(    .0053)                                          $(    .0051)
                                              ===========                                           ===========

Loss from discontinued operations             $(    .0008)                                          $(    .0008)
                                              ===========                                           ===========

                  See accompanying notes to pro forma condensed
                       consolidating financial statements.

                                       -2-

                          BIFS TECHNOLOGIES CORPORATION
                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATING FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)

On January 26, 2001, BIFS  Technologies  Corporation  (BIFS) acquired 55% of the assets and operations of GPS  Integrators,  Inc. (GPS) for 2,000,000 shares of common stock in a transaction accounted for as a purchase.

The accompanying pro forma condensed consolidating  balance sheets as of
December 31, 2000, and statements of operations for the year then ended, assume that the acquisition of GPS took place on January 1, 2000.  The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the acquisition been in effect during the periods presented, or which may be reported in the future.

The accompanying pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and related notes thereto for BIFS and GPS.

Note 1 - Pro Forma Adjustments

(a)     Goodwill acquired in the purchase of GPS is being amortized over its estimated useful life of five years beginning on January 1, 2000. At
        December 31, 2000, and for the year then ended, goodwill and goodwill amortization on the GPS purchase is as follows:

                   Original cost                                      $ 477,700

                   Amortization                                        (95,540)
                                                                      ---------

                                                                      $ 382,160
                                                                      =========

(b)     GPS pays management fees to its shareholders for services rendered.  For the year ended December 31, 2000, BIFS prorata share of these management fees is as follows:

                   Management fees                                    $ 391,800

                   BIFS prorata share                                       55%
                                                                      ---------

                                                                      $ 215,490
                                                                      =========

                                      -3-

                              GPS INTEGRATORS, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                              GPS INTEGRATORS, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                                    CONTENTS

                                                                           Page

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS

    BALANCE SHEET                                                           2

    STATEMENT OF OPERATIONS AND CHANGES IN
    RETAINED EARNINGS                                                       3

    STATEMENT OF CASH FLOWS                                                 4

NOTES TO FINANCIAL STATEMENTS                                             5 - 6

To the Stockholders
GPS Integrators, Inc.
Canyon Lake, Texas

                          Independent Auditors' Report

We have audited the accompanying balance sheet of GPS Integrators, Inc. as of
December 31, 2000, and the related statement of operations and changes in retained earnings and cash flows for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GPS Integrators, Inc. as of
December 31, 2000, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

CERTIFIED PUBLIC ACCOUNTANTS
May 18, 2001

                              GPS INTEGRATORS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2000

                                     ASSETS

CURRENT ASSET - ACCOUNTS RECEIVABLE                                  $ 458,273
                                                                     =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable                                                 $ 429,467
    Management fees payable                                             27,806
                                                                     ---------

                                                                       457,273
                                                                     ---------

STOCKHOLDERS' EQUITY - COMMON STOCK                                      1,000
                                                                     ---------

                                                                     $ 458,273
                                                                     =========

                 The accompanying notes to financial statements
                     are an integral part of this statement.

                                       -2-

                              GPS INTEGRATORS, INC.
            STATEMENT OF OPERATIONS AND CHANGES IN RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

SALES                                                              $ 2,412,638

COST OF SALES                                                        1,977,981
                                                                   -----------

GROSS PROFIT                                                           434,657
                                                                   -----------

OTHER OPERATING EXPENSES

    Royalty fees                                                        42,857
    Management fees                                                    391,800
                                                                   -----------

                                                                       434,657
                                                                   -----------

NET INCOME                                                                -

RETAINED EARNINGS, BEGINNING OF YEAR                                      -
                                                                   -----------

RETAINED EARNINGS, END OF YEAR                                     $      -
                                                                   ===========

                 The accompanying notes to financial statements
                     are an integral part of this statement.

                                       -3-

                              GPS INTEGRATORS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES

    Cash received from customers                                   $ 1,954,365
    Cash paid for cost of sales                                     (1,548,514)
    Cash paid for other operating
        expenses                                                    (406,851)
                                                                   -----------

           Net cash used by operating activities                    (1,000)
                                                                   -----------

CASH FLOWS FROM FINANCING ACTIVITIES -
    PURCHASE OF COMMON STOCK                                             1,000
                                                                   -----------

NET CHANGE IN CASH                                                        -

CASH, BEGINNING OF YEAR                                                   -
                                                                   -----------

CASH, END OF YEAR                                                  $      -
                                                                   ===========

                         RECONCILIATION OF NET INCOME TO
                      CASH FLOWS FROM OPERATING ACTIVITIES

NET INCOME                                                         $      -

RECONCILING ADJUSTMENTS

    Increase in accounts receivable                                 (458,273)
    Increase in account payable                                        429,467
    Increase in management fees payable                                 27,806
                                                                   -----------

CASH FLOWS FROM OPERATING ACTIVITIES                               $(1,000)
                                                                   ===========

                 The accompanying notes to financial statements
                     are an integral part of this statement.

                                       -4-

                              GPS INTEGRATORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company activities

GPS Integrators, Inc. (the Company) was incorporated in the state of Texas in
September 1999.  Operations commenced in May 2000.

The Company was formed to provide products to improve winter operations at airports.  Currently the Company is selling equipment and software associated with a proprietary ice monitoring system used on airport runways.

The Company's office is located in Canyon Lake, Texas.

Revenue recognition

Revenues from sale of ice monitoring software and hardware are recognized at the time the products are shipped and accepted by the customer.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions.
These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts receivable

The Company is engaged as a supplier of ice monitoring software and equipment used on airport runways. The Company was awarded a $2,872,047 sole source contract by the U. S. Air Force (USAF). Through December 31, 2000, all sales have been to the USAF under this contract.

At December 31, 2000, accounts receivable totaling $458,273, is due from the
USAF.

NOTE B - ROYALTY AGREEMENT

A portion of the Company's ice monitoring product contains proprietary patented software the Company licenses. Terms of the license agreement provides for a royalty fee equal to 10% of revenues from the patented product, as defined.

For the year ended December 31, 2000, royalty fees paid under this agreement amounted to $42,857.

                                       -5-

                              GPS INTEGRATORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE C - RELATED PARTY ACTIVITY

The stockholders of the Company consist of two closely held corporations. The majority owner corporation is in turn owned by two corporations that provide component parts for the Company's ice monitoring product. For the year ended
December 31, 2000, purchases from these related companies amounted to
$1,523,282. For the year ended December 31, 2000, these related companies are fully paid for all purchases.

The two stockholder companies noted above provide various management, sales and administrative services to the Company. For the year ended December 31, 2000, the stockholder companies were paid $391,800 in management fees for these services. At December 31, 2000, management fees payable amounted to $27,806.

NOTE D - SUBSEQUENT EVENT

On January 26, 2001, the Company stockholders sold 55% of their outstanding shares to BIFS Technologies Corporation, a Florida corporation engaged in providing environmental services and emerging technologies.

                                      -6-

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2001
                                 BIFS TECHNOLOGIES CORPORATION

                                 By:/s/ Alpha J.Keyser
                                        Alpha J. Keyser, Chief Executive Officer

         CONTACT: BIFS Technologies Corporation, Sarasota
                  Al Keyser, 941/343-9300
                  Fax: 941/343-0404
                  URL: http://www.bifstech.com
                  http://www.swomi.com
                  Email: bfs@gte.net